SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Paradigm Funds

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Paradigm Funds

Nine Elk Street

Albany, NY 12207

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 7, 2005

Dear Shareholders:

The Board of Trustees of Paradigm Funds (the “Trust”) has called a Special Meeting of Shareholders (the “Special Meeting”) of the Paradigm Opportunity Fund, the Paradigm Select Fund and the Paradigm Value Fund, each a series of the Trust, to be held at the principal offices of the Trust, Nine Elk Street, Albany, New York, 12207, on November 7, 2005 at 10:00 a.m., Eastern Time, for the purpose of electing two Trustees to the Board of Trustees of Paradigm Funds.   One of the nominees for election has served as a Trustee since 2004, having been appointed to the Board of Trustees by other Trustees.  Whether or not elected by the shareholders, he will continue in his current capacity.  The other nominee, having been nominated by other Trustees to fill a vacancy created by the resignation of a Trustee, if elected, will assume office on or about December 1, 2005.

Shareholders of record at the close of business on September 20, 2005 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

David J. DeLuca

Secretary

September 29, 2005

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING.  IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Paradigm Funds

Nine Elk Street, Albany, New York 12207

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 7, 2005

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Paradigm Funds (the “Trust”) on behalf of the Paradigm Opportunity Fund, the Paradigm Select Fund and Paradigm Value Fund (each a “Fund” and collectively, the “Funds”) for use at a Special Meeting of Shareholders (the “Special Meeting”), to be held at the principal offices of the Trust, Nine Elk Street, Albany, New York 12207, on November 7, 2005 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  The Notice of the Special Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about September 29, 2005.

The purpose of the Special Meeting is to elect two Trustees to the Board of Trustees of Paradigm Funds.

Only shareholders of record at the close of business on September 20, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof.

A copy of the Paradigm Value Fund’s most recent annual report for the fiscal year ended December 31, 2004 and the semi-annual reports for each of the Funds for the period ended June 30, 2005 have been mailed to shareholders.  If you would like to receive additional copies of these reports at no charge, please send a written request to the Trust’s transfer agent, Mutual Shareholder Services, at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141 or call 1-877-59-FUNDS.

PROPOSAL 1:  ELECTION OF TRUSTEES

In this proposal, shareholders are being asked to elect Carl A. Florio and Anthony J. Mashuta (the "Nominees") to the Board of Trustees of the Trust.  Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

Mr. Mashuta is an incumbent Trustee, having been appointed to that position by the Board, in September 2004.  The Investment Company Act of 1940, as amended, (the "1940 Act") requires a certain percentage of the Trustees to have been elected by shareholders before the Board can appoint any new Trustee.  To make it easier to satisfy this requirement, the Board of Trustees now proposes to have shareholders elect Mr. Mashuta to his current position.  Mr. Mashuta was nominated by Mr. Golub.

Mr. Florio was nominated for election by Lewis Golub and Anthony J. Mashuta, both incumbent Trustees, each of whom is not an "interested person" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as "Independent Trustees").  Mr. Florio was recommended to the Independent Trustees for nomination by Mr. Mashuta to fill a vacancy created by the resignation of M. Bruce Cohen, an Independent Trustee.

 The Independent Trustees approved the nominations of Mr. Florio and Mr. Mashuta at a meeting held on August 11, 2005.  Even if he is not elected by shareholders, Mr. Mashuta will continue to serve in his current capacity pursuant to his appointment to the Board in 2004.  If elected Mr. Florio will assume office on or about December 1, 2005.

During the fiscal year ended December 31, 2004, the Board of Trustees met four times.  No Trustee attended fewer than 75% of the regularly scheduled or special meetings of the Board.

Information about the Nominees and Incumbent Trustees

Each Nominee is considered to be an Independent Trustee.  Information about the Nominees, including their addresses, year of birth, principal occupations during the past five years, and other current directorships, is set forth in the table on the following page.

Name, Address and Year of Birth	Position(s) Held with Paradigm Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Nominee for Trustee	Other Directorships Held by the Nominee for Trustee
Carl A. Florio, CPA[1] 1 Hudson City Centre P.O. Box 76 Hudson, NY 12534 (1948)	N/A	N/A	Eastern Regional President of First Niagara Bank (2005 – current); President and Chief Executive Officer of Hudson River Bank & Trust Company (1996 – 2005).	3	Director, American Bio Medica; Director, Hudson River Bank & Trust Co. Foundation
Anthony J. Mashuta c /o Paradigm Funds Nine Elk Street Albany, NY 12207 (1956)	Trustee	Indefinite Term, Since 2004	President and Chairman of the Board of Cool Insuring Agency, Inc. (1988 - current).	3	Director, Proctor’s Theatre

1 Carl A. Florio is a member of the Board of Directors of a non-profit foundation that recently retained the Trust's investment adviser to manage a portion of the foundation's assets.  In addition, Mr. Florio is one of the beneficiaries of a pension fund that is an investor in PCM Partners, LP II.  Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and President of the Trust's investment adviser, Paradigm Capital Management, Inc.

In addition to Mr. Mashuta, the Trust has two incumbent Trustees.  The following tables provide information regarding the incumbent Trustees, as well as the officers of the Trust.  Information relating to the incumbent Independent Trustee is presented separately.

Incumbent Independent Trustee

Name, Address and Year of Birth	Position(s) Held with Paradigm Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Nominee for Trustee	Other Directorships Held by the Nominee for Trustee
Lewis Golub[1] c /o Paradigm Funds Nine Elk Street Albany, NY 12207 (1931)	Trustee	Indefinite Term, Since 2002	Chairman of the Board, Golub Corporation - DBA Price Chopper Supermarkets (1950 - current).	3	Director, Racemark Int'l; Director, TaylorMade, Inc.; Director, DOT Foods, Inc.

1 Lewis Golub is a limited partner in PCM Partners, LP II.  As of August 31, 2005 he owned 0.58% of the PCM Partners, LP II partnership, the value of which was $2,135,391.  Candace King Weir is the general partner of PCM Partners, LP II; an interested Trustee of the Trust; and President of the Trust's investment adviser, Paradigm Capital Management, Inc.

Incumbent Interested Trustee and Trust Officers

Name, Address[1] and Year of Birth	Position(s) Held with Paradigm Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Trust Overseen by Nominee for Trustee	Other Directorships Held by the Nominee for Trustee
Candace King Weir[2] (1944)	President and Trustee	Indefinite Term, Since 2002	Investment Manager of PCM Ventures International, LLC (November 2001 - current) and PCM Ventures II, LLC (June 2003 - current); Investment Manager and principal of PCM Ventures LLC (January 1997 - current); Director and President of Paradigm Capital Management, Inc. (1993 - current); Director and President of C.L. King & Associates, a registered broker dealer (1972 - current); CEO, Portfolio Manager and Member of PCM Advisors LLC (December 2004 – current).	3	None
David J. DeLuca, (1952)	Secretary and Chief Compliance Officer	Indefinite Term, Since 2004

Director, Senior Vice President and Chief Financial Officer of Paradigm Capital Management, Inc. (March 2004 - current); Chief Financial Officer of PCM Advisors, LLC (December 2004 – current); Senior Vice President and Chief Financial Officer of Troy Financial Corporation (December 2000 – January 2004); Vice President and Chief Financial Officer of Catskill Financial Corporation (August 1996 – November 2000).

				N/A	N/A
Robert A. Benton (1954)	Treasurer and Chief Financial Officer	Indefinite Term, Since 2002

Senior Vice President and Chief Financial Officer of C.L. King & Associates, a registered broker dealer (February 2001 - current); Senior Vice President and Chief Financial Officer of Paradigm Capital Management, Inc. (February 2001 - March 2004).

				N/A	N/A

1 The address of each trustee and officer is c/o Paradigm Funds, Nine Elk Street, Albany, NY 12207.

2 Candace King Weir is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, by virtue of her affiliation with the Trust's investment adviser, Paradigm Capital Management, Inc.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee and each incumbent Trustee of the Trust as of September 20, 2005.

Trustee/Nominee	Dollar Range of Equity Securities in the Funds Listed Below		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Trustee in Family of Investment Companies
Candace King Weir	Paradigm Opportunity Fund Paradigm Value Fund Paradigm Select Fund	Over $1,000,000 Over $1,000,000 $500,001 - $1,000,000	Over $1,000,000 Over $1,000,000 $500,001 - $1,000,000
Lewis Golub	Paradigm Opportunity Fund Paradigm Value Fund Paradigm Select Fund	None $50,001 - $100,000 None	None $50,001 - $100,000 None
Anthony J. Mashuta	Paradigm Opportunity Fund Paradigm Value Fund Paradigm Select Fund	$10,001 - $50,000 $10,001 - $50,000 None	$10,001 - $50,000 $10,001 - $50,000 None
Carl A. Florio	Paradigm Opportunity Fund Paradigm Value Fund Paradigm Select Fund	None None None	None None None

Trustee and Officer Compensation

Trustee fees are paid by Paradigm Capital Management, Inc. ("PCM"), the Trust's investment adviser.  Officers and Trustees of the Trust who are deemed "interested persons" of the Trust receive no compensation from the Trust.  The following table provides information regarding Trustee compensation for the fiscal year ended December 31, 2004.  Effective with the commencement of the two new Funds in January, 2005, Paradigm Capital Management, Inc. has agreed to pay each Independent Trustee a fee of $2,000 for each meeting of the Fund Complex attended by that Independent Trustee.

Name and Position	Aggregate Compensation from PCM for Service to the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid to Trustee by PCM for Service to Trust and Trust Complex [2]
Candace King Weir President and Trustee	$0	$0	$0	$0
Lewis Golub Trustee	$2,000	$0	$0	$2,000
Anthony J. Mashuta[1] Trustee	$2,000	$0	$0	$2,000

1 Anthony J. Mashuta became a Trustee in September 2004.

2 The "Fund Complex" consists of the three Funds that comprise Paradigm Funds.

Standing Committees

The Audit Committee is the only standing committee of the Board and is composed solely of Independent Trustees.  The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and (i) oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selects and recommends to the full Board of Trustees the appointment of auditors for the Trust, (iii) reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviews the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitors the auditor's independence.  During the fiscal year ended December 31, 2004, the Audit Committee met four times.  The Audit Committee Charter is attached as Appendix A.

The Trust does not have a formal Nominating Committee.  Rather, nominees are considered and nominated by the Independent Trustees.  Because of the small size of the Board and the short operating history of the Trust, the Board has not felt that a formal Nominating Committee is necessary.  The Independent Trustees met to consider the nomination and appointment of Mr. Mashuta in September 2004 and the nominations of Mr. Mashuta and Mr. Florio in August 2005.

When evaluating a person as a potential nominee to serve as a Trustee, the Independent Trustees may consider, among other factors, (i) whether the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Independent Trustees may consider relevant; (iv) the character and integrity of the person; (v) desirable personality traits, including independence, leadership and the ability to work with the other Trustees; and (vi) any other factors deemed relevant and consistent with the 1940 Act.  The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, Officers and any other source the independent Trustees consider appropriate.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF TRUSTEES.

OTHER INFORMATION

Operation of the Funds

Each of the Funds is a non-diversified series of the Trust, an open-end management investment company organized as an Ohio business trust on September 13, 2002.  The Board of Trustees supervises the business activities of the Trust.  The Trust currently retains Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York, 12207, as its investment adviser.  Premier Fund Solutions, Inc., 480 North Magnolia Avenue, Suite 103, El Cajon, CA 92020, has been retained to manage the Trust’s business affairs and provide the Trust with administrative services.  Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44141 acts as the Fund’s transfer agent and fund accountant.

The Proxy

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Special Meeting.  A proxy card for voting your shares at the Special Meeting is enclosed.  The shares represented by each valid proxy received in time will be voted at the Special Meeting as specified.  If no specification is made, the shares represented by a duly executed proxy will be voted for the election of the Nominees and at the discretion of the holders of the proxy on any other matter that may come before the Special Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Special Meeting.

Voting Securities and Voting

As of the Record Date, the following shares of beneficial interest of each Fund were issued and outstanding:

Paradigm Fund	Shares
Paradigm Opportunity Fund	147,709.855
Paradigm Select Fund	106,518.872
Paradigm Value Fund	581,423.234

Only shareholders of record on the Record Date are entitled to vote at the Special Meeting.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.  The presence, in person or by proxy, of the holders of at least one half of the aggregate number of shares of a Trust entitled to vote is necessary to constitute a quorum at the Special Meeting.

Each Nominee for Trustee receiving a plurality of the votes cast in person or by proxy at the Special Meeting at which a quorum exits will be elected to the Board of Trustees.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Special Meeting, but they are not affirmative votes for any proposal.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect.

Security Ownership of Management

The following list indicates the Trustees, Nominees and Officers of the Trust who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date.

Name of Fund	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund
Paradigm Opportunity Fund	Candace King Weir	145,969.290	98.82%
Paradigm Select Fund	Candace King Weir	35,000.000	32.86%
Paradigm Value Fund	Candace King Weir	59,138.273	10.17%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Candace King Weir owns approximately 29% of the Trust as a whole.  As a group, the Trustees (including Ms. King), Nominees and Officers of the Trust own approximately 30% of the outstanding shares of the Trust as a whole.  As a result, Ms. King individually and the Trustees, Nominees and Officers as a group may be deemed to control the Trust.

Security Ownership of Certain Beneficial Owners

The following list indicates the shareholders (other than those Trustees, Nominees and Officers listed above) who, to the best knowledge of the Trust, were the owners of more than 5% of the outstanding shares of a Fund on the Record Date:

Name of Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of the Fund
Paradigm Opportunity Fund	None	None	None
Paradigm Select Fund	John R. Strachan 18 Corporate Woods Blvd. Albany, N.Y. 12211 John B. Walthausen 9 Elk Street Albany N.Y 12207 Peter E. Bulger 9 Elk Street Albany N.Y 12207	31,693.111 19,567.236 12,210.426	29.75% 18.37% 11.46%
Paradigm Value Fund

Michael J. Rosenthal

54 West 21 Street #705

New York, N.Y.10010

Bruce Barth

10863 E. Purple Aster way

Scottsdale AZ 85262

John R. Strachan

18 Corporate Woods Blvd.

Albany, N.Y. 12211

Robert Higgins

P.O. Box 12935

Albany N.Y. 12212

		114,614.501 98,146.864 94,443.973 32,000.115	19.71% 16.88% 16.24% 5.50%

As of the Record Date, Mr. Strachan, Mr. Rosenthal, Mr. Barth and Mr. Walthausen own approximately 15.1%, 13.7%, 11.9% and 5.1% respectively, of the Trust as a whole.

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund or the Trust as whole

Shareholder Proposals and Nominations

The Trust has not received any shareholder proposals to be considered for presentation at the Special Meeting.  Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy card for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not assure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to David J. DeLuca, Secretary, Paradigm Funds, Nine Elk Street, Albany, New York 12207. Because of the Trust's short operating history, and because it has never received a shareholder proposal or a Trustee nomination from a shareholder, the Trust has not adopted a written policy regarding consideration of shareholder proposals or Trustee nominees recommended by shareholders.

Cost of Solicitation

The Board of Trustees of the Trust is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Special Meeting and the cost of soliciting proxies will be borne by Paradigm Capital Management, Inc. the Trust's investment adviser.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and Paradigm Capital Management, Inc. will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust and Paradigm Capital Management, Inc. may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

Other Matters

The Trust’s Board of Trustees knows of no other matters to be presented at the Special Meeting other than as set forth above.  If any other matters properly come before the Special Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Proxy Delivery

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 1-877-59-FUNDS, or write the Trust’s transfer agent, Mutual Shareholder Services, at 8869 Brecksville Road, Suite C, Brecksville, OH 44141.

BY ORDER OF THE BOARD OF TRUSTEES

David J. DeLuca

Secretary

September 29, 2005

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

APPENDIX A

PARADIGM FUNDS
 AUDIT COMMITTEE CHARTER

Approved May 27, 2003

1.

The Audit Committee shall be composed entirely of independent trustees.

2.

The purposes of the Audit Committee are:

(a)

to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)

to be responsible for the appointment, compensation, and oversight of the work of any public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the auditor regarding financial reporting;

(c)

to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and

(d)

to act as the liaison between the Trust and the public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

3.

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)

to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust or its investment adviser, and (iv) receive the auditors’ specific representations as to their independence;

(b)

to meet with the Trust’s independent auditors, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

(c)

review the audited financial statements and make recommendations to the Board regarding approval of such statements;

(d)

to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

(e)

to approve the fees charged by the auditors for audit services;

(f)

to investigate improprieties or suspected improprieties in Trust operations brought to the attention of the Audit Committee; and

(c)

to report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.

The Audit Committee shall meet at such times as it determines and shall direct that minutes are prepared of such meeting.

5.

The Audit Committee shall have the authority to discharge its responsibilities, including the authority to engage independent counsel and other advisors at the expense of the appropriate Fund(s).

6.

The Audit Committee shall have appropriate funding, as determined by the Audit Committee, for payment of compensation to the public accounting firm employed by the Trust for the purpose of rendering or issuing an audit report and to any independent counsel and other advisors employed by the Audit Committee.

PARADIGM FUNDS

SPECIAL MEETING OF SHAREHOLDERS

November 7, 2005

The undersigned, revoking previous proxies, if any, with respect to the Shares (defined below), hereby appoints David J. DeLuca and Robert A. Benton, as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Trust to be held at the principal offices of the Trust, Nine Elk Street, Albany, New York 12207, on November 7, 2005 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the Trust ("Shares") on the proposal set forth below regarding (i) the election of Trustees and (ii) any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF PARADIGM FUNDS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

(i).           Elect the following two (2) individuals as Trustees of Paradigm Funds:

	☐ FOR ALL	☐ AGAINST ALL	☐ WITHHOLD*	☐ ABSTAIN
1.Carl A. Florio
2.Anthony J. Mashuta

*To withhold authority to vote for any individual nominee, check the box and write the number assigned to such nominee here:  ________.

A proxy executed in a manner that does not withhold authority to vote for the election of a nominee will be deemed to grant authority to vote for that nominee.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated:

Signature(s):

___________________________________

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees.  Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.